                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       Commission File Number:
April 27, 1998                                                          1-12358

                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

                  Alabama                           59-7007599
       (State or other jurisdiction                (IRS Employer
             of incorporation)                  Identification Number)

          2101 Sixth Avenue North
                 Suite 750
            Birmingham, Alabama                                  35202
 (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code:
                                 (205) 250-8700

                                 Not applicable
          (Former name or former address, if changed since last report)

                            COLONIAL PROPERTIES TRUST

Item 5   -   Other Events

Attached as Exhibits to this form are the documents listed below:


      Exhibit         Document
      -------         --------
        1.1           Underwriting Agreement dated April 21, 1998, by and among
                      Colonial Properties Trust, Colonial Realty Limited
                      Partnership and Merrill Lynch & Co., Merrill Lynch,
                      Pierce, Fenner & Smith Incorporated.

        1.2           Terms Agreement dated April 21, 1998, by and between
                      Colonial Properties Trust and Merrill Lynch & Co., Merrill
                      Lynch, Pierce, Fenner & Smith Incorporated.

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

        5.2           Opinion of Sirote & Permutt, P.C., regarding Alabama law


                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COLONIAL PROPERTIES TRUST

Date:  April 27, 1998                        By: /s/ Douglas B. Nunnelley
                                                 -------------------------
                                                 Douglas B. Nunnelley,
                                                 Senior Vice President and
                                                 Secretary


                                          EXHIBIT INDEX
                                          -------------
      Exhibit                           Description                                            Page
      -------                           -----------                                            ----

        1.1 Underwriting Agreement dated as of April 21, 1998, by and among Colonial Properties Trust, Colonial Realty
                      Limited Partnership and Merrill Lynch & Co., Merrill
                      Lynch, Pierce, Fenner & Smith
                      Incorporated.

        1.2 Terms Agreement dated as of April 21, 1998, by and between Colonial Properties Trust and Merrill Lynch & Co., Merrill
                      Lynch, Pierce, Fenner & Smith Incorporated.

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

        5.2           Opinion of Sirote & Permutt, P.C. as to Alabama law

